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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): NOVEMBER 15, 1996

                    BANC ONE HOME EQUITY LOAN TRUST 1996-A
      --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


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
          NEW YORK                                 333-03911-01           36-7151628
----------------------------                       ------------           ----------
(State or Other Jurisdiction                       (Commission File       (I.R.S. Employer
 of Incorporation)                                  Number)                Identification No.)

C/O THE FIRST NATIONAL BANK OF CHICAGO.
---------------------------------------
CORPORATE TRUST SERVICES DIVISION - 9TH FLOOR
---------------------------------------------
1 N. STATE STREET, CHICAGO IL                                       60670-0126
-----------------------------                                       ----------
(Address of Principal Executive Offices)                            (Zip Code)
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Registrant's telephone number, including area code:               312/407-1902
                                                                  ------------
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Item 5.   Other Events
          ------------
          On behalf of Banc One Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated June 7, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 15,1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due May 15, 2021.

          A. Monthly Report Information:
             Aggregate distribution information for the current distribution date November 15, 1996.

                       Principal           Interest          Ending Balance
                       ---------           --------          ---------------

              Cede & Co. $ 3,000,597.79    $1,050,237.93      $ 4,050,835.72

          B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

          C.   Have any deficiencies occurred?  NO.
                    Date:
                    Amount:

          D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                      Amount:

          E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

          F.   Item 1:  Legal Proceedings:  NONE

          G.   Item 2:  Changes in Securities:  NONE

          H.   Item 4: Submission of Matters to a Vote of Security Holders:
               NONE

          I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE

Item 7.   Monthly Statements and Exhibits
          -------------------------------

          Exhibit No.
          -----------

             1. Monthly Statement to Certificateholders dated November 15, 1996

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BANC ONE HOME EQUITY LOAN TRUST 1996-A


                                           /s/ Barbara Grosse
                                       By  ____________________________________
                                            Name:    Barbara Grosse
                                            Title:   Assistant Vice President


Dated: November 15, 1996
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===========================================================================================================================

   Lehman ABS Corporation                                                       Date of Report:      11/8/96      Page 11
   Banc One Home Equity Loan Trust 1996-A                                       Time of Report:      12:19 PM
   P & S Agreement Date:                    June 7, 1996
   Original Settlement Date:                June 27, 1996
   Series Number of Certificates:
   Original Collateral Sale Balance         $236,909,705.69                     CUSIP# 058905 AA8

===========================================================================================================================
   Statement to Certificateholders (Page 1 of 2)
   ---------------------------------------------

   Distribution Date:                                                                             11/15/96
                                                                                                  --------
      INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

   A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

      Investor Certificate Interest Distributed                                                   4.523553
      Investor Certificate Interest Shortfall Distributed                                         0.000000
      Remaining Unpaid Investor Certificate Interest Shortfall                                    0.000000

      Managed Amortization Period ? (Yes=1; No=0)                                                        1
      Investors Certificate Principal Distributed                                                12.924085
        Principal Distribution Amount                                                            12.924085
           Maximum Principal Payment                                                             25.981364
           Alternative Principal Payment                                                         12.924085
           Principal Collections less Additional Balances                                        12.924085
        Investor Loss Amount Distributed to Investors                                             0.000000
        Accelerated Principal Distribution Amount                                                 0.000000
        Credit Enhancement Draw Amount                                                                0.00

      Total Amount Distributed to Certificateholders (P & I)                                     17.447639

   B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

      Beginning Investor Certificate Balance                                                218,461,875.96
      Ending Investor Certificate Balance                                                   215,461,278.17
      Beginning Invested Amount                                                             219,646,424.49
      Ending Invested Amount                                                                216,645,826.70
      Investor Certificateholder Floating Allocation Percentage                                   97.8884%
      Pool Factor                                                                                0.9280284
      Liquidation Loss Amount for Liquidated Loans                                                    0.00
      Unreimbursed Liquidation Loss Amount                                                            0.00

   C. POOL INFORMATION

      Beginning Pool Balance                                                                224,384,618.60
      Ending Pool Balance                                                                   224,384,020.81
      Servicing Fee                                                                             121,541.67

   D. INVESTOR CERTIFICATE RATE

      Investor Certificate Rate                                                                   5.582810%
      LIBOR Rate                                                                                  5.382810%
      Maximum Rate                                                                                8.179200%

   E. DELINQUENCY & REO STATUS

      Delinquent 30-59 days
          No. of Accounts                                                                              110
         Trust Balances                                                                       4,493,812.87
      Delinquent 60-89 days
          No. of Accounts                                                                               25
         Trust Balances                                                                         959,190.07
      Delinquent 90+ days
          No. of Accounts                                                                               15
         Trust Balances                                                                         508,815.14
      Delinquent 9+ Months
          No. of Accounts                                                                                0
         Trust Balances                                                                                  0
      REO
          No. of Accounts                                                                                0
         Trust Balances                                                                               0.00
===========================================================================================================================
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===========================================================================================================================

   Lehman ABS Corporation                                                       Date of Report:      11/8/96      Page 12
   Banc One Home Equity Loan Trust 1996-A                                       Time of Report:      12:19 PM
   P & S Agreement Date:                    June 7, 1996
   Original Settlement Date:                June 27, 1996
   Series Number of Certificates:
   Original Collateral Sale Balance         $236,909,705.69

===========================================================================================================================
   Statement to Certificateholders (Page 2 of 2)
   ---------------------------------------------

   Distribution Date:                                                                                              11/15/96
                                                                                                                   --------







     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 8th day of November, 1996


            Bank One, Columbus
            as Servicer

            /s/ John Jaeger
            _______________________________________

            John Jaeger
            Controller


















     Distribution List:
     ------------------

        Barbara Grosse - First National Bank of Chicago
        Aadit Seshasayee - Lehman Brothers



===========================================================================================================================
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